UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 10, 2010

NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street Suite 201 Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On May 10, 2010, Nelnet, Inc. (the “Company”) issued a press release with respect to its financial results for the quarter ended March 31, 2010.  A copy of the press release is furnished as Exhibit 99.1 to this report.  In addition, a copy of the supplemental financial information for the quarter ended March 31, 2010, which was made available on the Company’s website at www.nelnetinvestors.com on May 10, 2010 in connection with the press release, is furnished as Exhibit 99.2 to this report.

The above information and Exhibits 99.1 and 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  In addition, information on the Company’s website is not incorporated by reference into this report and should not be considered part of this report.

Item 9.01  Financial Statements and Exhibits.

(d)       Exhibits.  The following exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Press Release dated May 10, 2010 – “Nelnet Reports First Quarter 2010 Results”
99.2	Supplemental Financial Information for the Quarter Ended March 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 10, 2010
NELNET, INC.

By:	/s/ TERRY J. HEIMES
Name: Terry J. Heimes
Title: Chief Financial Officer

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